                  SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D. C.  20549



                               FORM 8-K



                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2002


                          SCANA Corporation
--------------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



        South Carolina            1-8809               57-0784499
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission          (IRS Employer
  of incorporation)              File Number)     Identification No.)



1426 Main Street, Columbia, South Carolina                   29201
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (803) 217-9000
                                                    --------------



                                 Not applicable
--------------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


        Attached hereto as an exhibit is the Selling Agency Agreement dated January 23, 2002 among SCANA Corporation, UBS Warburg LLC, Credit Suisse First Boston Corporation, Banc of America Securities LLC and First Union Securities, Inc.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SCANA Corporation
                                             (Registrant)




January 23, 2002                         By: /s/Mark R. Cannon
                                             ---------------------
                                             Mark R. Cannon
                                             Controller

                                EXHIBIT INDEX
 Number


1. Selling Agency Agreement dated January 23, 2002 among SCANA Corporation, UBS Warburg LLC, Credit Suisse First Boston Corporation, Banc of America Securities LLC and First Union Securities, Inc.